Exhibit 99.1

PRESS RELEASE

White River Capital, Inc. www.WhiteRiverCap.com (NYSE Amex: RVR)

Contact:	Martin J. Szumski Chief Financial Officer

Address:	6051 El Tordo P.O. Box 9876 Rancho Santa Fe, CA 92067

Phone:	(858) 997-6740

May 4, 2012

WHITE RIVER CAPITAL, INC. ANNOUNCES
RESULTS FOR FIRST QUARTER 2012

•	First Quarter 2012 Net Income was $2.0 million
•	Book Value per Share was $20.60

Rancho Santa Fe, California . . . White River Capital, Inc. (NYSE Amex: RVR) (“White River”) today announced net income for the first quarter 2012 of $2.0 million, or $0.57 per diluted share, compared to first quarter 2011 net income of $2.1 million, or $0.57 per diluted share. The net income results for the first quarter of 2012 are due to the following:

o	$3.8 million of earnings from operations contributed by the Coastal Credit LLC (“Coastal Credit”) subsidiary, and
o	$0.7 million of operating expenses at the holding company, and income tax expense of $1.1 million.

Martin Szumski, Chief Financial Officer, stated, "Coastal Credit’s 30+ day delinquency declined to 1.8% at March 31, 2012 compared to 2.0% at December 31, 2011. Coastal Credit’s allowance for loan losses as a percentage of finance receivables, net of unearned finance charges was 5.54% at March 31, 2012 compared to 5.68% at December 31, 2011.”

Mr. Szumski continued, "Shareholders’ equity was $73.0 million at quarter end or $20.60 per common share.”

DIVIDEND

As previously announced, White River paid a quarterly dividend of 25 cents per share on its common stock on February 24, 2012.

STOCK REPURCHASE PROGRAM

Under a stock repurchase program announced on August 11, 2011, White River is authorized to repurchase up to 250,000 shares of its outstanding common stock, from time to time and subject to market conditions, on the open market or in privately negotiated transactions. As of March 31, 2012, White River has repurchased 62,829 shares of its outstanding common stock under this program at an average price per share of $19.40.

PROVISION FOR LOAN LOSSES

The consolidated provision for loan losses was $1.3 million compared to $1.1 million for the quarters ended March 31, 2012 and 2011, respectively.

The following table documents the quarterly provision, allowance for loan losses and net charge offs at Coastal Credit for the first quarter 2010 through the first quarter 2012:

Quarter	Provision (in millions)	Allowance for Loan Losses as a Percent of Finance Receivables	Annualized Net Charge-offs as a Percent of Finance Receivables
1st 2012	$1.3	5.54%	3.71%
4th 2011	$1.3	5.68%	3.87%
3rd 2011	$0.9	5.83%	2.81%
2nd 2011	$0.7	6.07%	2.99%
1st 2011	$1.1	6.59%	4.14%
4th 2010	$1.3	6.92%	5.40%
3rd 2010	$1.6	7.19%	5.21%
2nd 2010	$1.6	7.33%	5.54%
1st 2010	$1.9	7.42%	6.27%

This provision for loan losses at Coastal Credit reflects management’s assessment of the reserves necessary for the current credit environment.

CREDIT QUALITY

The following tables set forth delinquency, charge-off and allowance levels for the Coastal Credit portfolio:

Coastal Credit LLC
Delinquency Rates Experienced - Finance Receivables
(in thousands except percentages)

	March 31, 2012		December 31, 2011		March 31, 2011

Finance receivables - gross balance	$140,810		$137,277		$122,649

Delinquencies:
30-59 days	$1,014	0.7%	$1,317	1.0%	$900	0.7%
60-89 days	512	0.4%	689	0.5%	370	0.3%
90+ days	946	0.7%	697	0.5%	362	0.3%
Total delinquencies	$2,472	1.8%	$2,703	2.0%	$1,632	1.3%

Coastal Credit LLC
Allowance for Loan Losses - Finance Receivables
(in thousands except percentages)

	Quarters Ended March 31,
	2012	2011

Balance at beginning of period	$7,703	$8,153
Charge-offs	(1,919)	(1,829)
Recoveries	630	579
Provision for loan losses	1,289	1,050

Balance at the end of the period	$7,703	$7,953

Finance receivables, net of unearned finance charges	$139,012	$120,635

Allowance for loan losses as a percent of finance receivables, net of unearned finance charges	5.54%	6.59%

Annualized net charge-offs as a percent of finance receivables, net of unearned finance charges	3.71%	4.14%

Allowance for loan losses as a percent of annualized net charge-offs	149.40%	159.06%

ABOUT WHITE RIVER AND COASTAL CREDIT

Founded in 2004, White River is the holding company for Coastal Credit LLC.

Coastal Credit LLC is a specialized auto finance company, headquartered in Virginia Beach, Virginia, engaged in acquiring sub-prime auto receivables from both franchised and independent automobile dealers which have entered into contracts with purchasers of typically used, but some new, cars and light trucks.  Coastal Credit then services the receivables it acquires. Coastal Credit commenced operations in Virginia in 1987 and conducts business in 27 states – Alaska, California, Colorado, Delaware, Florida, Georgia, Hawaii, Illinois, Indiana, Kansas, Kentucky, Louisiana, Maryland, Mississippi, Missouri, Nevada, New Mexico, North Carolina, Ohio, Oklahoma, Pennsylvania, South Carolina, Tennessee, Texas, Utah, Virginia and Washington – through its 14 branch locations. The Coastal Credit receivables portfolio, net of unearned finance charges, was $139.0 million at March 31, 2012.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Additional information about White River is available at White River’s web site located at: www.WhiteRiverCap.com.

This site includes financial highlights, stock information, public filings with the U.S. Securities and Exchange Commission (the "SEC"), and corporate governance documents.

The SEC public filings available for review include but are not limited to:

o	its Annual Report on Form 10-K for the year ended December 31, 2011,
o	its Proxy Statement on Schedule 14A dated March 30, 2012, and
o	its Quarterly Report on Form 10-Q for the quarter ended September 30, 2011.

White River’s public filings with the SEC can also be viewed on the SEC’s website at: www.sec.gov.

FORWARD-LOOKING STATEMENTS

This press release contains certain forward-looking information about White River that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Such information includes forward-looking statements above regarding the future financial performance of Coastal Credit and also White River's prospects for future earnings, earnings volatility and the likelihood of recognizing future value from its deferred tax assets. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of White River. White River cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to:

•	losses and prepayments on our receivable portfolios;
•	general economic, market, or business conditions;

•	changes in interest rates, the cost of funds, and demand for our financial services;
•	changes in our competitive position;
•	our ability to manage growth and integrate acquired businesses;
•	the opportunities that may be presented to and pursued by us;
•	competitive actions by other companies;
•	changes in laws or regulations;
•	changes in the policies of federal or state regulators and agencies.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, White River's results could differ materially from those expressed in, implied or projected by such forward-looking statements. White River assumes no obligation to update such forward-looking statements.

WHITE RIVER CAPITAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands)

	March 31, 2012	December 31, 2011
ASSETS

Cash and cash equivalents	$2,881	$3,244
Finance receivables—net	118,324	114,716
Deferred tax assets—net	35,384	36,489
Other assets	879	861

TOTAL	$157,468	$155,310

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES:
Line of credit	$83,000	$81,000
Accrued interest	208	183
Other payables and accrued expenses	1,227	2,398

Total liabilities	84,435	83,581

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred Stock, without par value, authorized 3,000,000 shares; none issued and outstanding	-	-
Common Stock, without par value, authorized 20,000,000 shares; 3,544,825 and 3,534,480 issued and outstanding at March 31, 2012 and December 31, 2010, respectively	174,498	174,328
Accumulated deficit	(101,465)	(102,599)

Total shareholders’ equity	73,033	71,729

TOTAL	$157,468	$155,310

WHITE RIVER CAPITAL, INC. AND SUBSIDIARIES
Book Value per Share and Equity Ratios
(Unaudited)
(Dollars in thousands except per share amounts and percentages)

	March 31,	December 31,
	2012	2011

Total shareholders’ equity	$73,033	$71,729
Assets	$157,468	$155,310
Shares outstanding	3,544,825	3,534,480

Book value per share	$20.60	$20.29
Equity/ assets	46.4%	46.2%

WHITE RIVER CAPITAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands except per share amounts)

	Quarters Ended March 31,
	2012	2011
INTEREST:
Interest on receivables	$9,074	$8,370

Interest expense	(606)	(468)

Net interest margin	8,468	7,902

Provision for loan losses	(1,289)	(1,056)

Net interest margin after provision for loan losses	7,179	6,846

OTHER REVENUES (EXPENSES):
Salaries and benefits	(2,587)	(2,446)
Other operating expenses	(1,366)	(1,123)
Change in fair market valuation of creditor notes payable	-	43
Other expense	(104)	(85)

Total other expenses	(4,057)	(3,611)

INCOME BEFORE INCOME TAXES	3,122	3,235

INCOME TAX EXPENSE	(1,103)	(1,140)

NET INCOME	$2,019	$2,095

NET INCOME PER COMMON SHARE (BASIC)	$0.57	$0.57

NET INCOME PER COMMON SHARE (DILUTED)	$0.57	$0.57

BASIC WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	3,541,773	3,689,450

DILUTED WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	3,542,782	3,695,570

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